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                                                                   EXHIBIT 10.13

                      AMENDMENT TO IBM CUSTOMER AGREEMENT

                                BY AND BETWEEN

                                PARTMINER, INC.

                                     AND

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

The parties mutually agree that this Amendment supplements, and to the extent it differs, amends the IBM Customer Agreement signed between both parties on 05/20/99.

SECTION 1.1, DEFINITIONS - Add the following at the conclusion of the definition of "Enterprise": Notwithstanding the above, the definition of "Enterprise" does not apply to the licenses granted under any Statement of Work for Services which are "global" and valid worldwide."

SECTION 1.2, AGREEMENT STRUCTURE - In the 2nd sentence of the 1st paragraph, delete the word "provide" and replace it with the word "purpose". Delete the last sentence in the 1st paragraph and replace it with the following:
"Attachments must be approved and signed by both of us if reasonably requested by either of us.

SECTION 1.2, AGREEMENT STRUCTURE - In the subsection entitled "Transaction Documents", delete the 2nd sentence and replace it with the following:
"Transaction Documents must be approved and signed by both of us if reasonably requested by either of us."

SECTION 1.2, AGREEMENT STRUCTURE - In the subsection entitled "Your Acceptance of Additional Terms", delete item number 2 and item number 3.

SECTION 1.4, CHARGES AND PAYMENTS - In the 2nd paragraph, add the following at the conclusion of the paragraph: "and after such notification, you may inform IBM that you do not wish to incur these additional charges and, therefore, do not wish to receive this particular Product or Service."

SECTION 1.4, CHARGES AND PAYMENTS - In the 3rd sentence, delete the word "authority" and replace it with "government entity".

SECTION 1.5, CHANGES TO THE AGREEMENT TERMS - Add the following at the beginning of this section: "Changes in this section apply to all customers generally."
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SECTION 1.5, CHANGES TO THE AGREEMENT TERMS - In the final paragraph in the section, after the word "order" in the parenthetical, add the following: "or form us such as a bill of lading)".

SECTION 1.7, MUTUAL RESPONSIBILITIES - In item number 1, add the word "the" prior to the word "prior". Add the phrase "of the other", after the word "consent".

SECTION 1.7, MUTUAL RESPONSIBILITIES - Add the following prior to item number 5:
"except for notices required hereunder which will be sent in accordance with
Section 5.9 below,"

SECTION 1.7, MUTUAL RESPONSIBILITIES - Delete item number 7 and replace it with the following: "Neither party will bring a legal action more than two (2) years after the cause of action arose, except in the case of infringement of copyright, trademark, trade secrets or patent rights".

SECTION 1.7, MUTUAL RESPONSIBILITIES - In item number 8, add the word "reasonable" prior to the word "control".

SECTION 1.7, MUTUAL RESPONSIBILITIES - Add an additional item, item number 9 with the following: "not to assign, or otherwise transfer this Agreement or your rights under this Agreement, delegate your obligations, or resell any Service, without the prior written consent of the other. However, it is not considered an assignment for IBM to divest a portion of its business in a manner that similarly effects all of its customers. Notwithstanding the above, IBM may assign its rights to receive payments hereunder without PartMiner, Inc.'s consent."

SECTION 1.8, YOUR OTHER RESPONSIBILITIES - Delete item 1 from the section.

SECTION 1.8, YOUR OTHER RESPONSIBILITIES - Add the following after the word "obligations" in item number 5: "during normal business hours, unless otherwise agreed to by the parties".

SECTION 1.9, PATENTS AND COPYRIGHTS - In the 1st sentence of the 2nd paragraph, delete the word "and" prior to the word "patent" and add the following:
",copyright or trade secret".

SECTION 1.9, PATENTS AND COPYRIGHTS - In item number 2 in the 2nd paragraph, add the phrase "reasonably" prior to the word "cooperate". At the conclusion of the item, add the following: "at our sole expense".

SECTION 1.9, PATENTS AND COPYRIGHTS - In the 2nd paragraph, after the word "costs", add the following in a parenthetical: "(including, but not limited to reasonable travel expenses and living expenses related to any actions brought in this section at IBM's direction)".
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SECTION 1.9, PATENTS AND COPYRIGHTS - Add the following at the conclusion of paragraph number 2: "All costs, damages and attorney's fees referenced above apply equally to proceedings that are settled prior to trial at IBM's direction."

SECTION 1.9, PATENTS AND COPYRIGHTS - In the subsection entitled "Claims for Which We are Not Responsible", add the following at the conclusion of item number 2: "without our consent".

SECTION 1.10, LIMITATION OF LIABILITY - Add the following as item number 4 in the 1st paragraph: "4. damages due to a breach of the IBM Agreement for Exchange of Confidential Information signed by both parties dated 05/99."

SECTION 1.11, AGREEMENT TERMINATION - Add the following as an additional paragraph, paragraph number 4: "This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties hereto."

SECTION 1.12, GEOGRAPHIC SCOPE - Add the following at the conclusion of this section: "Notwithstanding the above, licenses for Materials granted in accordance with section 5.3 of this Agreement are not limited to the United States and Puerto Rico since they are worldwide licenses".

SECTION 2.2, EXTENT OF WARRANTY - Add the following at the beginning of the 2nd paragraph in the section, add the following: "With the exception of Services",.

SECTION 3.1, TITLE AND RISK OF LOSS - Add the following at the conclusion of the 1st paragraph in the section: "Notwithstanding the above, it is IBM's administrative practice to file UCC - 1's only when the purchase price of a Machine exceeds $100,000."

SECTION 4.2, LICENSE DETAILS - At the conclusion of item number 2, add the following phrase: "from us".

SECTION 4.2, LICENSE DETAILS - In the 2nd paragraph, after the word "Program" in the 1st line, add a comma and the following: "provided such terms are identified in the Program's Specifications or in a Transaction Document". Delete the 2nd sentence in its entirety.

SECTION 5.2, PERSONNEL - In the 3rd paragraph of the section, add the following as an additional sentence: "We will provide you with prior written notice when we subcontract a Service or any part of it."

SECTION 5.3, MATERIALS OWNERSHIP AND LICENSE - In the 1st sentence of the 1st paragraph, add the following at its conclusion: ",subject to your approval". In the 2nd sentence of the 1st paragraph, delete the word "We" and replace it with the phrase "The parties".
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SECTION 5.3, MATERIALS OWNERSHIP AND LICENSE - Delete the last sentence in the
1st paragraph and replace it with the following: "Materials ownership will be specified in individual Statements of Work signed by both parties."

SECTION 5.3, MATERIALS OWNERSHIP AND LICENSE - Delete the last paragraph in the section.

SECTION 5.6, TERMINATION AND WITHDRAWAL - In the 5th paragraph of the section, add the word "reasonable" prior to the word "charges". Add the following at the conclusion of the 5th paragraph: ", provided that, you do not in good faith dispute any such payment or charge".

SECTION 5.9, NOTICE - Add the following as an additional section of the
Agreement: "All notices, requests demands or other communications hereunder shall be in writing, and shall be deemed to have been adequately given and delivered as follows: (i) upon personal delivery, including personal delivery by overnight messenger, to the party to be notified at the address set forth below; or (ii) upon the expiration of five (5) business days after deposit with the United States Postal Service, via certified mail with a return receipt requested, with postage prepaid and addressed to the party to be notified at the address as set forth below; or (iii) immediately upon transmission and receipt of confirmation if sent by facsimile to the party to be notified at the address set forth below.

If to PartMiner, Inc.:                       If to IBM:

Michael R. Manley                            Michael Cleary
General Counsel                              Client Representative
PartMiner, Inc.                              IBM Corporation
432 Park Ave. South                          2 Jericho Plaza
New York, NY 10016                           Jericho, New York 11753
Telephone: (212) 724-8884                    Telephone: (516) 349-3509
Facsimile: (212) 592-5859                    Facsimile: (516) 349-3990

AGREED TO:                                   AGREED TO:

PARTMINER, INC.                              IBM CORPORATION

BY: /s/ Daniel Nissanoff                     BY: /s/ Jeff Russell
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NAME: Daniel Nissanoff                       NAME: Jeff Russell
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TITLE: President                             TITLE: Principal
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DATE: July 28, 1999                          DATE: 8-2-99
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